Exhibit 10(b)
                           EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into this     day of           , 1994 (the
"Effective Date"), by and between Signet Bank/Virginia (the "Bank") and George R. Whittemore (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Pioneer Financial Corporation (the "Company") and Pioneer Federal Savings Bank, Chester, Virginia ("Savings") as their President and is experienced in all phases of the business of the Company and Savings; and

     WHEREAS, the Company has merged with and into Signet Banking Corporation ("SBC") as of the Effective Date; and

     WHEREAS, Savings has merged with and into the Bank as of the Effective Date; and

     WHEREAS, the parties desire by this writing to set forth the employment relationship of the Bank and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereby agree as follows:

     1. Employment. The Employee is employed as ____________ of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. During the period of his employment hereunder and except for illnesses, reasonable vacation periods, and reasonable leaves of absence, the Employee shall devote such time, attention, skill, and efforts to the performance of his duties hereunder as he shall reasonably deem necessary. The Employee's other duties shall be such as the President of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank. In the performance of such duties in accordance with this paragraph, the Employee shall not thereby be required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement.

     2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $147,900 per annum, payable in cash not less frequently than monthly. The Board of Directors of the Bank shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3. Employee Benefits. During the term of this Agreement, while the Employee is employed by the Bank, the Employee shall be entitled to receive all such vacation and sick leave and to participate in all such employee benefit plans (including without limitation pension, profit sharing, health insurance, life insurance, accident insurance, disability insurance, bonus and employee stock purchase plans) as are provided or offered at the applicable time to officers of the same grade with the same level of seniority at the Bank. For purposes of determining the Employee's seniority, the Employee shall receive credit for his period of service as an officer of Savings.

     4. Term. The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 5).

     5. Termination and Termination Pay. The Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability. The Bank may terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the long-term disability plan (or, if there is no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
(180) consecutive days) of the Bank. The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 5(b).

          (c) Just Cause. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. For purposes of this Agreement, the term "Just Cause" shall mean an action or failure to act by the Employee that involves or arises out of any of the following circumstances: (A) personal dishonesty; (B) self-dealing or other breach of fiduciary duty involving personal gain; (C) willful misconduct or moral turpitude which is likely, in the good faith opinion of the Bank, to injure the reputation of SBC or the Bank within one or more communities served by SBC or the Bank; and (D) willful or reckless violation of any law, rule, regulation, order or governmental directive (except for traffic violations or similar minor offenses).

          (d) Without Just Cause or Voluntarily. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, or the Employee may upon notice to the Bank terminate his employment voluntarily, in which event the Employee shall be entitled to receive the salary provided pursuant to Section 2 hereof, up to the date of termination of the term of this Agreement (the "Expiration Date") in one lump sum within ten (10) days of such termination, discounted to the date of payment at the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code")) as illustrated in Exhibit A to this Agreement.

     Notwithstanding the foregoing, if the amount paid to the Employee hereunder would result in any payment made to the Employee pursuant to the Agreement or otherwise being non-deductible by reason of Section 280G of the Code, then the amount payable to the Employee pursuant to the preceding paragraph shall be reduced to the greatest amount that will permit all such payments to be deductible.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     7. Federal Regulation. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Reimbursement. In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, but only in the event that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     9.   Successors and Assigns.

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

          (b) Since the Bank is contracting for the unique and personal skills of the Employee, the Employee shall be precluded from assigning or delegating his rights or duties hereunder without first obtaining the written consent of the Bank.

     10. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     11. Applicable Law. Except to the extent preempted by Federal law, the laws of the Commonwealth of Virginia shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     13. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.

ATTEST:                        SIGNET BANK/VIRGINIA



                               By:
Secretary                          Its: _________________________

WITNESS:




                                    George R. Whittemore

                           EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into this     day of           , 1994 (the
"Effective Date"), by and between Signet Bank/Virginia (the "Bank") and H. Lee Rettig (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Pioneer Financial Corporation (the "Company") and Pioneer Federal Savings Bank, Chester,
Virginia ("Savings") as their                                    and is
experienced in all phases of the business of the Company Savings; and

     WHEREAS, the Company has merged with and into Signet Banking Corporation ("SBC") as of the Effective Date; and

     WHEREAS, Savings has merged with and into the Bank as of the Effective Date; and

     WHEREAS, the parties desire by this writing to set forth the employment relationship of the Bank and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereby agree as follows:

     1. Employment. The Employee is employed as ____________ of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee's other duties shall be such as the President of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank. In the performance of such duties in accordance with this paragraph, the Employee shall not thereby be required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement.

     2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $83,550 per annum, payable in cash not less frequently than monthly. The Board of Directors of the Bank shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3. Employee Benefits. During the term of this Agreement, while the Employee is employed by the Bank, the Employee shall be entitled to receive all such vacation and sick leave and to participate in all such employee benefit plans (including without limitation pension, profit sharing, health insurance, life insurance, accident insurance, disability insurance, bonus and employee stock purchase plans) as are provided or offered at the applicable time to officers of the same grade with the same level of seniority at the Bank. For purposes of determining the Employee's seniority, the Employee shall receive credit for his period of service as an officer of Savings.

     4. Term. The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 5).

     5. Termination and Termination Pay. The Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability. The Bank may terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the long-term disability plan (or, if there is no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
(180) consecutive days) of the Bank. The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 5(b).

          (c) Just Cause. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. For purposes of this Agreement, the term "Just Cause" shall mean an action or failure to act by the Employee that involves or arises out of any of the following circumstances: (A) personal dishonesty; (B) self-dealing or other breach of fiduciary duty involving personal gain; (C) willful misconduct or moral turpitude which is likely, in the good faith opinion of the Bank, to injure the reputation of SBC or the Bank within one or more communities served by SBC or the Bank; and (D) willful or reckless violation of any law, rule, regulation, order or governmental directive (except for traffic violations or similar minor offenses).

          (d) Without Just Cause or Voluntarily. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, or the Employee may upon notice to the Bank terminate his employment voluntarily, in which event the Employee shall be entitled to receive the salary provided pursuant to Section 2 hereof, up to the date of termination of the term of this Agreement (the "Expiration Date") in one lump sum within ten (10) days of such termination, discounted to the date of payment at the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code")) as illustrated in Exhibit A to this Agreement.

     Notwithstanding the foregoing, if the amount paid to the Employee hereunder would result in any payment made to the Employee pursuant to the Agreement or otherwise being non-deductible by reason of Section 280G of the Code, then the amount payable to the Employee pursuant to the preceding paragraph shall be reduced to the greatest amount that will permit all such payments to be deductible.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     7. Federal Regulation. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Reimbursement. In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, but only in the event that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     9.   Successors and Assigns.

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

     10. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     11. Applicable Law. Except to the extent preempted by Federal law, the laws of the Commonwealth of Virginia shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     13. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.


ATTEST:                        SIGNET BANK/VIRGINIA



                               By:
Secretary                          Its: _________________________




WITNESS:



                                    H. Lee Rettig

                           EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into this     day of           , 1994 (the
"Effective Date"), by and between Signet Bank/Virginia (the "Bank") and Jacqueline T. Thornton (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Pioneer Financial Corporation (the "Company") and Pioneer Federal Savings Bank, Chester,
Virginia ("Savings") as their                                    and is
experienced in all phases of the business of the Company Savings; and

     WHEREAS, the Company has merged with and into Signet Banking Corporation ("SBC") as of the Effective Date; and

     WHEREAS, Savings has merged with and into the Bank as of the Effective Date; and

     WHEREAS, the parties desire by this writing to set forth the employment relationship of the Bank and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereby agree as follows:

     1. Employment. The Employee is employed as ____________ of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee's other duties shall be such as the President of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank. In the performance of such duties in accordance with this paragraph, the Employee shall not thereby be required to move her personal residence, or perform her principal executive functions, more than thirty-five (35) miles from her primary office as of the Effective Date of this Agreement.

     2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $83,550 per annum, payable in cash not less frequently than monthly. The Board of Directors of the Bank shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase her salary.

     3. Employee Benefits. During the term of this Agreement, while the Employee is employed by the Bank, the Employee shall be entitled to receive all such vacation and sick leave and to participate in all such employee benefit plans (including without limitation pension, profit sharing, health insurance, life insurance, accident insurance, disability insurance, bonus and employee stock purchase plans) as are provided or offered at the applicable time to officers of the same grade with the same level of seniority at the Bank. For purposes of determining the Employee's seniority, the Employee shall receive credit for her period of service as an officer of Savings.

     4. Term. The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 5).

     5. Termination and Termination Pay. The Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall terminate upon her death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which her death occurred.

          (b) Disability. The Bank may terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform her duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the long-term disability plan (or, if there is no such plan in effect, which impairs the Employee's ability to substantially perform her duties under this Agreement for a period of one hundred eighty
(180) consecutive days) of the Bank. The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 5(b).

          (c) Just Cause. The President of the Bank may, by written notice to the Employee, immediately terminate her employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. For purposes of this Agreement, the term "Just Cause" shall mean an action or failure to act by the Employee that involves or arises out of any of the following circumstances: (A) personal dishonesty; (B) self-dealing or other breach of fiduciary duty involving personal gain; (C) willful misconduct or moral turpitude which is likely, in the good faith opinion of the Bank, to injure the reputation of SBC or the Bank within one or more communities served by SBC or the Bank; and (D) willful or reckless violation of any law, rule, regulation, order or governmental directive (except for traffic violations or similar minor offenses).

          (d) Without Just Cause or Voluntarily. The President of the Bank may, by written notice to the Employee, immediately terminate her employment at any time for a reason other than Just Cause, or the Employee may upon notice to the Bank terminate her employment voluntarily, in which event the Employee shall be entitled to receive the salary provided pursuant to Section 2 hereof, up to the date of termination of the term of this Agreement (the "Expiration Date") in one lump sum within ten (10) days of such termination, discounted to the date of payment at the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code")) as illustrated in Exhibit A to this Agreement.

     Notwithstanding the foregoing, if the amount paid to the Employee hereunder would result in any payment made to the Employee pursuant to the Agreement or otherwise being non-deductible by reason of Section 280G of the Code, then the amount payable to the Employee pursuant to the preceding paragraph shall be reduced to the greatest amount that will permit all such payments to be deductible.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     7. Federal Regulation. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Reimbursement. In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, but only in the event that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     9.   Successors and Assigns.

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

     10. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     11. Applicable Law. Except to the extent preempted by Federal law, the laws of the Commonwealth of Virginia shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     13. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                        SIGNET BANK/VIRGINIA



                               By:
Secretary                          Its: _________________________




WITNESS:



                                    Jacqueline T. Thornton

                           EMPLOYMENT AGREEMENT

     THIS AGREEMENT is entered into this     day of           , 1994 (the
"Effective Date"), by and between Signet Bank/Virginia (the "Bank") and George E. Moore, III (the "Employee").

     WHEREAS, the Employee has heretofore been employed by Pioneer Financial Corporation (the "Company") and Pioneer Federal Savings Bank, Chester,
Virginia ("Savings") as their                                    and is
experienced in all phases of the business of the Company Savings; and

     WHEREAS, the Company has merged with and into Signet Banking Corporation ("SBC") as of the Effective Date; and

     WHEREAS, Savings has merged with and into the Bank as of the Effective Date; and

     WHEREAS, the parties desire by this writing to set forth the employment relationship of the Bank and the Employee.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and intending to be legally bound, the parties hereby agree as follows:

     1. Employment. The Employee is employed as ____________ of the Bank. The Employee shall render such administrative and management services for the Bank as are currently rendered and as are customarily performed by persons situated in a similar executive capacity. The Employee's other duties shall be such as the President of the Bank may from time to time reasonably direct, including normal duties as an officer of the Bank. In the performance of such duties in accordance with this paragraph, the Employee shall not thereby be required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the Effective Date of this Agreement.

     2. Base Compensation. The Bank agrees to pay the Employee during the term of this Agreement a salary at the rate of $83,550 per annum, payable in cash not less frequently than monthly. The Board of Directors of the Bank shall review, not less often than annually, the rate of the Employee's salary, and in its sole discretion may decide to increase his salary.

     3. Employee Benefits. During the term of this Agreement, while the Employee is employed by the Bank, the Employee shall be entitled to receive all such vacation and sick leave and to participate in all such employee benefit plans (including without limitation pension, profit sharing, health insurance, life insurance, accident insurance, disability insurance, bonus and employee stock purchase plans) as are provided or offered at the applicable time to officers of the same grade with the same level of seniority at the Bank. For purposes of determining the Employee's seniority, the Employee shall receive credit for his period of service as an officer of Savings.

     4. Term. The Bank hereby employs the Employee, and the Employee hereby accepts such employment under this Agreement, for the period commencing on the Effective Date and ending 36 months thereafter (or such earlier date as is determined in accordance with Section 5).

     5. Termination and Termination Pay. The Employee's employment hereunder may be terminated under the following circumstances:

          (a) Death. The Employee's employment under this Agreement shall terminate upon his death during the term of this Agreement, in which event the Employee's estate shall be entitled to receive the compensation due the Employee through the last day of the calendar month in which his death occurred.

          (b) Disability. The Bank may terminate the Employee's employment after having established the Employee's Disability. For purposes of this Agreement, "Disability" means a physical or mental infirmity which impairs the Employee's ability to substantially perform his duties under this Agreement and which results in the Employee becoming eligible for long-term disability benefits under the long-term disability plan (or, if there is no such plan in effect, which impairs the Employee's ability to substantially perform his duties under this Agreement for a period of one hundred eighty
(180) consecutive days) of the Bank. The Employee shall be entitled to the compensation and benefits provided for under this Agreement for (i) any period during the term of this Agreement and prior to the establishment of the Employee's Disability during which the Employee is unable to work due to the physical or mental infirmity, or (ii) any period of Disability which is prior to the Executive's termination of employment pursuant to this Section 5(b).

          (c) Just Cause. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time, for Just Cause. The Employee shall have no right to receive compensation or other benefits for any period after termination for Just Cause. For purposes of this Agreement, the term "Just Cause" shall mean an action or failure to act by the Employee that involves or arises out of any of the following circumstances: (A) personal dishonesty; (B) self-dealing or other breach of fiduciary duty involving personal gain; (C) willful misconduct or moral turpitude which is likely, in the good faith opinion of the Bank, to injure the reputation of SBC or the Bank within one or more communities served by SBC or the Bank; and (D) willful or reckless violation of any law, rule, regulation, order or governmental directive (except for traffic violations or similar minor offenses).

          (d) Without Just Cause or Voluntarily. The President of the Bank may, by written notice to the Employee, immediately terminate his employment at any time for a reason other than Just Cause, or the Employee may upon notice to the Bank terminate his employment voluntarily, in which event the Employee shall be entitled to receive the salary provided pursuant to Section 2 hereof, up to the date of termination of the term of this Agreement (the "Expiration Date") in one lump sum within ten (10) days of such termination, discounted to the date of payment at the applicable federal rate (as defined in Section 1274(d) of the Internal Revenue Code of 1986, as amended (the "Code")) as illustrated in Exhibit A to this Agreement.

     Notwithstanding the foregoing, if the amount paid to the Employee hereunder would result in any payment made to the Employee pursuant to the Agreement or otherwise being non-deductible by reason of Section 280G of the Code, then the amount payable to the Employee pursuant to the preceding paragraph shall be reduced to the greatest amount that will permit all such payments to be deductible.

     6. No Mitigation. The Employee shall not be required to mitigate the amount of any payment provided for in this Agreement by seeking other employment or otherwise and no such payment shall be offset or reduced by the amount of any compensation or benefits provided to the Employee in any subsequent employment.

     7. Federal Regulation. Any payments made to the Employee pursuant to this Agreement, or otherwise, are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

     8. Reimbursement. In the event that any dispute arises between the Employee and the Bank as to the terms or interpretation of this Agreement, whether instituted by formal legal proceedings or otherwise, including any action that the Employee takes to defend against any action taken by the Bank, the Employee shall be reimbursed for all costs and expenses, including reasonable attorneys' fees, arising from such dispute, proceedings or actions, but only in the event that the Employee shall obtain a final judgement by a court of competent jurisdiction in favor of the Employee. Such reimbursement shall be paid within ten (10) days of Employee's furnishing to the Bank written evidence, which may be in the form, among other things, of a cancelled check or receipt, of any costs or expenses incurred by the Employee.

     9.   Successors and Assigns.

          (a) This Agreement shall inure to the benefit of and be binding upon any corporate or other successor of the Bank which shall acquire, directly or indirectly, by merger, consolidation, purchase or otherwise, all or substantially all of the assets or stock of the Bank.

     10. Amendments. No amendments or additions to this Agreement shall be binding unless made in writing and signed by all of the parties, except as herein otherwise specifically provided.

     11. Applicable Law. Except to the extent preempted by Federal law, the laws of the Commonwealth of Virginia shall govern this Agreement in all respects, whether as to its validity, construction, capacity, performance or otherwise.

     12. Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

     13. Entire Agreement. This Agreement, together with any understanding or modifications thereof as agreed to in writing by the parties, shall constitute the entire agreement between the parties hereto.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first hereinabove written.



ATTEST:                        SIGNET BANK/VIRGINIA



                               By:
Secretary                          Its: _________________________




WITNESS:



                                    George E. Moore, III